                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                             (Amendment No.___________)

Filed by the Registrant                                    |X|
Filed by a Party other than the Registrant                 |_|
Check the appropriate box:
| |  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive  Additional Materials
|_|  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                    SBL FUND
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1)  Title of each class of securities to which transaction applies:
      2)  Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      4)  Proposed maximum aggregate value of transaction:
      5)  Total fee paid:

|_|  Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:
      2)  Form, Schedule or Registration Statement No.:
      3)  Filing Party:
      4)  Date Filed:

                NOTICE TO CONTRACTHOLDERS OF SBL VARIABLE ANNUITY
      ACCOUNTS III, IV, VIII, AND VARIFLEX AND SBL VARIABLE LIFE INSURANCE
             ACCOUNT VARILIFE AND SECURITY VARILIFE SEPARATE ACCOUNT
          OF THE SPECIAL MEETING OF STOCKHOLDERS OF SBL FUND, SERIES M
                            TO BE HELD AUGUST 1, 1997
                 700 SW HARRISON ST., TOPEKA, KANSAS 66636-0001
                            TELEPHONE 1-800-888-2461

TO THE BENEFICIAL OWNERS OF
     - SBL FUND

       o SERIES M (Specialized Asset Allocation Series)

     Notice is hereby given that a special meeting of the stockholders of Series M (Specialized Asset Allocation Series) of SBL Fund (the "Fund"), a Kansas corporation, will be held at the offices of the Fund, Security Benefit Group Building, 700 SW Harrison Street, Topeka, Kansas 66636-0001, on August 1, 1997 at 9:30 a.m. local time ("Meeting"), for the following purposes:


     1. To approve a Sub-Advisory Contract, as exhibited in the attached proxy statement, between the Fund's investment manager, Security Management Company, LLC, and Meridian Investment Management Corporation. (Meridian Investment Management Corporation currently provides quantitative research services to the Fund pursuant to an agreement with Security Management Company, LLC.)

     2. To transact such other business as may properly come before the Meeting or any adjournments thereof, and to adjourn the Meeting from time to time.

     The Board of Directors of SBL Fund on behalf of the Fund has fixed the close of business on June 5, 1997, as the record date for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting.

     AS A BENEFICIAL OWNER OF SHARES OF THE FUND, YOU HAVE CERTAIN VOTING RIGHTS AT THIS MEETING. THERE IS ENCLOSED A VOTING INSTRUCTION FORM SOLICITED BY THE BOARD OF DIRECTORS OF SBL FUND. ANY VOTING INSTRUCTION FORM WHICH IS EXECUTED AND RETURNED, NEVERTHELESS MAY BE REVOKED PRIOR TO ITS USE. ALL SUCH INSTRUCTIONS PROPERLY EXECUTED AND RECEIVED IN TIME WILL BE VOTED BY SECURITY BENEFIT LIFE INSURANCE COMPANY OR ITS APPOINTEE AT THE MEETING.

                                          By order of the Board of Directors of
                                                                      SBL Fund,
                                                                     AMY J. LEE
                                                                      Secretary

Topeka, Kansas
June 20, 1997

--------------------------------------------------------------------------------
IMPORTANT: CONTRACTHOLDERS WHO DO NOT EXPECT TO BE PRESENT IN PERSON AT THE MEETING ARE REQUESTED TO MARK, DATE, SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTION FORM TO THE FUND AS EARLY AS POSSIBLE.

SDI 608A (R6-97)                                                    46-06080-01

SBL FUND
     o  SERIES M

MEMBER OF THE SECURITY BENEFIT GROUP OF COMPANIES
700 SW HARRISON STREET, TOPEKA, KANSAS 66636-0001

                 SPECIAL MEETNG OF STOCKHOLDERS, AUGUST 1, 1997
                                 PROXY STATEMENT

                       BENEFICIAL OWNERSHIP OF FUND SHARES

     Investments made through SBL Variable Annuity Accounts III, IV, VIII, and Variflex and through SBL Variable Life Insurance Account Varilife and Security Varilife Separate Account do not constitute direct ownership of Fund shares. Rather, a variable annuity contract or a variable life policy represents an interest in one of six Security Benefit Life Insurance Company ("SBL") separate accounts. SBL has record ownership of all Fund shares. Such contractowners and policyowners (herein referred to as "Beneficial Owners") have a beneficial interest in the underlying Fund shares, and retain certain voting rights with respect to the beneficially owned shares. SBL, or its appointee, will vote the shares beneficially owned by each Beneficial Owner in accordance with each Beneficial Owner's instructions. The enclosed voting instruction form is provided for this purpose. All shares for which the Beneficial Owners do not provide voting instructions, and any shares which SBL holds for its own account, will be voted in the same proportion as those shares for which voting instructions have been received.

                     SOLICITATION AND REVOCATION OF PROXIES

     The enclosed voting instruction form is solicited by and on behalf of the Board of Directors of SBL Fund for Series M (the "Fund") and is revocable by timely submission to SBL or its appointee, of another voting instruction form or of notice of revocation in proper written form, or by voting the shares in person at the Meeting. A second voting instruction form may be obtained from the Secretary of the Fund. The cost of soliciting voting instructions will be borne by Security Management Company, LLC, 700 SW Harrison Street, Topeka, Kansas 66636-0001 ("SMC" or the "Investment Manager"), which will be reimbursed by the Fund. SMC is the investment adviser and administrator of the Fund. Voting instruction forms will be mailed on or about June 20, 1997.

                                VOTING SECURITIES


     Only Beneficial Owners of record at the close of business on June 5, 1997 are entitled to vote at the special Meeting. On that date, the outstanding number of voting securities of the Fund was 3,607,717.026 shares of common stock of the par value of $1.00 per share. Each share is entitled to one vote. Approval of the Sub-Advisory Contract, Proposal No. 1, will require the affirmative vote of a majority of the outstanding shares of the common stock of the Fund. A "majority vote" is defined as the vote of either 67% or more of voting securities present at the meeting in person or by proxy, or more than 50% of the outstanding voting securities of the Fund, whichever is less.


--------------------------------------------------------------------------------
THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT CONTAINING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 TO A BENEFICIAL OWNER UPON REQUEST. SUCH REQUESTS SHOULD BE DIRECTED TO AMY LEE, SECRETARY OF THE FUND, BY WRITING THE FUND AT 700 SW HARRISON ST., TOPEKA, KANSAS 66636-0001, OR BY CALLING THE FUND'S TOLL-FREE TELEPHONE NUMBER 1-800-888-2461, EXTENSION 3127.

                                VOTING OF PROXIES

     SBL or its appointee will vote in accordance with all instructions received prior to the Meeting. It is the present intention that unless otherwise directed, SBL, or its appointee, will vote for Proposal No. 1, approval of a new sub-advisory agreement between SMC and Meridian Investment Management Corporation, and, in the discretion of the persons designated as proxies, upon such other matters not now known or determined which may properly come before the Meeting.

                                 PROPOSAL NO. 1
            APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN SMC AND
                   MERIDIAN INVESTMENT MANAGEMENT CORPORATION

     The Fund's stockholders are asked to approve a sub-advisory agreement between SMC and Meridian Investment Management Corporation ("Meridian" or the "Sub-Adviser"). Meridian currently furnishes quantitative research services to the Fund pursuant to the terms of an agreement between SMC and Meridian.
Templeton/Franklin Investment Services, Inc. ("Templeton") currently provides analytical research services to the Fund pursuant to an agreement between Templeton and SMC. If this Proposal No. 1 is approved by the stockholders, Meridian will provide sub-advisory services to the Fund pursuant to a new sub-advisory contract between SMC and Meridian (the "Sub-Advisory Contract") and the research services agreements with Meridian and Templeton will be terminated. The Fund's Board of Directors, including a majority of the disinterested Directors, approved the Sub-Advisory Contract at a Meeting held on May 2, 1997.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S STOCKHOLDERS VOTE FOR APPROVAL OF THE SUB-ADVISORY CONTRACT.

                      EXISTING RESEARCH SERVICES CONTRACTS


     TEMPLETON RESEARCH SERVICES CONTRACT. The Investment Manager has engaged Templeton/ Franklin Investment Services, Inc. ("Templeton"), 777 Mariners Island Boulevard, San Mateo, California 94404, to provide certain analytical research services to the Fund pursuant to the terms of an analytical research agreement dated January 2, 1996 ("Templeton Research Agreement") between the Investment Manager and Templeton. Initially the contract was entered into between SMC and an affiliate of Templeton, and was approved by the Beneficial Owners on April 18, 1995. The contract has not been submitted to the Beneficial Owners for approval since that date. The contract was renewed by the Board of Directors of SBL Fund (including a majority of the directors who are not parties to the contract or interested persons of any such party) on February 7, 1997. The contract will continue in effect until stockholder approval of the Sub-Advisory Contract proposed by this proxy, or, if such contract is not approved, until January 1, 1998 and from year to year thereafter.


     Under the Templeton Research Agreement, Templeton furnishes the Fund with research, data and analysis on domestic and international equity securities for sectors and countries identified by SMC. As compensation for the services provided to the Fund, SMC pays Templeton, on an annual basis, a fee equal to
 .30% of the first $50,000,000 of the average daily net assets of such Fund invested in equity securities, and .25% of such average daily net assets of the Fund in excess of $50,000,000, calculated daily and payable monthly. During the fiscal year ended December 31, 1996, SMC paid Templeton $62,584 for services provided under the Templeton Research Agreement. Nothing was paid directly by the Fund to Templeton. The Templeton Research Agreement may be terminated without penalty at any time by either party on sixty days' written notice and is automatically terminated in the event of its assignment or in the event that the investment advisory contract between the Investment Manager and the Fund is terminated. The Templeton Research Agreement will be terminated if Proposal No. 1 is approved by the stockholders.


     MERIDIAN RESEARCH SERVICES CONTRACT. SMC has engaged Meridian Investment Management Corporation, 12835 East Arapahoe Road, Tower II, 7th Floor,
Englewood, Colorado 80112, to provide the Fund with quantitative research services, pursuant to the terms of a research agreement dated May 1, 1995 ("Meridian Research Agreement") between Meridian and SMC. The contract was renewed by the Board of Directors of SBL Fund (including a majority of the directors who are not parties to the contract or interested persons of any such party) on February 7, 1997. The contract will continue in effect until stockholder approval of the Sub-Advisory Contract proposed by this proxy, or, if such contract is not approved, until May 1, 1998 and from year to year thereafter providing such continuance is specifically approved by the vote of a majority of the Board of Directors of SBL Fund (including a majority of such directors who are not parties to the contract or interested persons of any such party) cast in person at a meeting specifically called for voting on such renewal.

     Pursuant to the contract, Meridian provides quantitative research services to the Fund, and provides SMC with an asset allocation strategy whose objective is to maximize total return through a quantitative investment process. For the services provided by Meridian, Meridian receives from SMC, on an annual basis, a fee equal to .20% of the average daily closing value of the net assets of the Fund, calculated daily and payable quarterly. During the fiscal year ended December 31, 1996, SMC paid Meridian $86,186.69 for services provided under the Meridian Research Agreement. Nothing was paid directly by the Fund to Meridian. The Meridian Research Agreement may be terminated without penalty at any time by either party on sixty days' written notice and is automatically terminated in the event of its assignment or in the event that the investment advisory contract between the Investment Manager and the Fund is terminated, assigned or not renewed.

                         PROPOSED SUB-ADVISORY CONTRACT

     The Fund proposes to enter into a sub-advisory contract ("Sub-Advisory Contract") between SMC and Meridian attached hereto as Exhibit "A". The Sub-Advisory Contract was proposed by SMC and was unanimously approved by the Board of Directors of SBL Fund (including a majority of such directors who are not parties to such contract or interested persons of any such party) on May 2, 1997.

     Under the Sub-Advisory Contract, the Sub-Adviser will furnish the Fund with investment research and advice in connection with the Fund's investment in equity securities, including but not limited to all services currently provided under the Meridian Research Agreement, and will effect purchases and sales of certain portfolio securities, subject to the policies and control of the Board of Directors and the supervision of SMC. For its services, the Sub-Adviser will receive from SMC an annual fee equal to a percentage of the average daily closing value of the net assets of the

Fund, computed on a daily basis as follows: .40% of the average daily net assets of the Fund up to $100 million, PLUS .35% of such assets over $100 million up to $200 million, PLUS .30% of such assets over $200 million up to $400 million, PLUS .25% of such assets over $400 million. Such fee shall be payable monthly.


     The Sub-Adviser has agreed to pay its expenses in connection with providing the sub-advisory services, including any expenses associated with preparing reports for the Fund's Board of Directors and expenses of any travel by employees of the Sub-Adviser in connection with such reports as well as any expenses that it may incur in communicating with SMC.


     The Sub-Advisory Contract provides for the Fund to receive substantially the same services it currently receives under the Meridian Research Agreement and the Templeton Research Agreement, on substantially the same terms, except that fees are based on different percentages of average daily net assets. Also, in the Templeton Research Agreement, fees are based on average daily net assets invested in equity securities, whereas the basis for calculating fees in the Meridian Research Agreement and the Sub-Advisory Contract is not limited to assets invested in equity securities.

     During the fiscal year ended December 31, 1996, SMC paid a total of $148,770.69 to Meridian and Templeton for services provided under the Meridian Research Agreement and the Templeton Research Agreement, respectively. If the Sub-Advisory Contract had been in effect during the 1996 fiscal year, SMC would have paid Meridian $113,979 for services provided under that contract, which is 23% lower than the total amount actually paid to Meridian and Templeton.


     It is expected that the Sub-Advisory Contract will become effective on August 1, 1997, provided that on that date it is approved by the holders of a majority of the outstanding voting securities of the Fund. The contract will continue in force until August 1, 1998, and from year to year thereafter, providing such continuance is specifically approved by a majority of the Board of Directors of the Fund (including a majority of such directors who are not parties to the Sub-Advisory Contract or interested persons of any such party). At the time the Sub-Advisory Contract becomes effective, the Meridian Research Agreement will automatically terminate, and the Templeton Research Agreement will also be terminated. The Sub-Advisory Contract may be terminated without penalty upon sixty days' written notice by either party or by vote of the Board of Directors or by vote of a majority of the holders of the outstanding voting securities of the Fund. The Sub-Advisory Contract will automatically terminate in the event of the termination of the investment advisory contract between SMC and the Fund or in the event of its assignment.


     SMC began to consider alternative sub-advisory arrangements when Templeton advised SMC that Templeton would prefer that SMC engage another sub-adviser to provide research services currently being provided by Templeton with respect to equity securities. Meridian already performs other research services for the Fund and expressed interest in providing the services currently performed by Templeton.


     In recommending the approval of the Sub-Advisory Contract to the stockholders of the Fund, the Board of Directors considered such factors as it deemed reasonably necessary, including (1) the nature and quality of the services to be provided to the Fund and the quality of the services provided by Meridian over the past two years; (2) the fairness of the compensation of the Sub-Adviser; (3) the financial soundness of the Sub-Adviser to render all necessary services to the Fund; (4) comparative industry advisory fee structures and expense ratios for the Fund including, specifically, the relationship of the proposed advisory fee rates to those typically charged similar mutual funds; and
(5) the total fees paid by the Fund. The Board gave equal weight to each of the above factors when considering approval of the contract. The Board believes that
(a) Meridian has provided high-quality services to the Fund over the past two years; (b) the advisory fee rates in the Sub-Advisory Contract are fair, and similar to those typically charged similar mutual funds; (c) the financial soundness of Meridian is sufficient for Meridian to render all necessary services to be provided under the Sub-Advisory Contract; and (d) approval of the Sub-Advisory Contract will not change the total fees paid by the Fund because SMC pays all fees under the Sub-Advisory Contract and under the two research services agreements it will replace.

     Approval of the Sub-Advisory Contract will not increase any fee or expense paid by the Fund or its stockholders because all fees under the Sub-Advisory Contract are paid by SMC. However, the fees payable by SMC may be less under the Sub-Advisory Contract than the total fees paid by SMC under the Meridian Research Agreement and the Templeton Research Agreement combined.


     The Board of Directors of the Fund unanimously recommends approval of the Sub-Advisory Contract by a vote in favor of Proposal No. 1. In the event that the proposed contract is not approved, the Board of Directors will meet to consider what action should be taken to present another sub-advisory contract for approval.

                           THE PROSPECTIVE SUB-ADVISER

     Meridian Investment Management Corporation is located at 12835 East Arapahoe Road, Tower II, 7th Floor, Englewood, Colorado 80112. It has provided research services to the Fund since May 1, 1995, pursuant to the terms of the Meridian Research Agreement. Meridian manages individual portfolios on a discretionary basis for corporations, individuals, pension and profit-sharing plans, trusts and estates, and other organizations. It also provides research services pertaining to sector and global asset allocations.

     Meridian is a wholly-owned subsidiary of Meridian Management & Research Corporation, 12835 East Arapahoe Road, Tower II, 7th Floor, Englewood, Colorado 80112. Meridian Management & Research Corporation is wholly-owned by Michael Jon Hart and Craig Thomas Callahan. The principal occupations, and positions with Meridian, of the principal executive officer and each director of Meridian are as follows:

--------------------------------------------------------------------------------
NAME*                     PRINCIPAL OCCUPATION       POSITIONS WITH MERIDIAN
--------------------------------------------------------------------------------
Michael Jon Hart**        President of Meridian      President and Director

Craig Thomas Callahan     Chief Investment           Chief Investment Officer,
                          Officer of Meridian        Secretary-Treasurer and
                                                     Director
--------------------------------------------------------------------------------
 *All  located at 12835 East  Arapahoe  Road,  Tower II, 7th Floor,  Englewood,
  Colorado 80112
**Principal executive officer
--------------------------------------------------------------------------------

     No officer or director of the Fund is an officer, employee or director of Meridian. No officer or director of the Fund owns any securities of, or has any other material direct or indirect interest in, Meridian or any of its affiliates. No director of the Fund has any direct or indirect material interest in any material transactions since January 1, 1996, or in any material proposed transactions, to which Meridian, any parent or subsidiary of Meridian, or any subsidiary of the parent of such entities was or is to be a party. There is no arrangement or understanding in connection with the Sub-Advisory Contract with respect to the composition of the Board of Directors of the Fund or of Meridian, or with respect to the selection or appointment of any person to any office of either such company.

     The Sub-Adviser acts as sub-adviser or provides research services for the portfolios of registered investment companies with investment objectives similar to the Fund's investment objective of high total return by following an asset allocation strategy. Set forth below are the names of such funds, together with information concerning the funds' net assets and the fees paid to Meridian for its services.

-----------------------------------------------------------------------------------------------------------
                             RELATIONSHIP      NET ASSETS AS        ANNUAL RATE OF       FEE WAIVER OR
FUND NAME                    OF MERIDIAN        OF 12-31-96          COMPENSATION        REIMBURSEMENTS
-----------------------------------------------------------------------------------------------------------
Western Reserve Life         Sub-Adviser        $6,986,075        .40% of net assets          None
Global Sector Portfolio

Security Equity Fund      Provides Research     $6,222,540        .20% of net assets           (2)
Asset Allocation Series      Services(1)
-----------------------------------------------------------------------------------------------------------

(1) The stockholders of Security Equity Fund, Asset Allocation Series are being asked to approve a proposed sub-advisory agreement between SMC and Meridian which is identical in substance to the Sub-Advisory Contract described in this proxy statement.

(2)    Meridian voluntarily waived all fees payable for calendar year 1996.
--------------------------------------------------------------------------------

                                   UNDERWRITER

     SBL Fund serves as the underlying investment vehicle for the following variable insurance products currently issued by Security Benefit Life Insurance
Company: Variflex, Variflex LS, and Security Elite Benefit. Security Distributors, Inc., 700 SW Harrison Street, Topeka, Kansas 66636-0001, a wholly-owned subsidiary of Security Benefit Group, Inc., is the principal underwriter of the foregoing variable insurance products.

                               PORTFOLIO BROKERAGE

     Transactions in portfolio securities shall be effected in such manner as deemed to be in the best interest of the Fund. In reaching a judgment relative to the qualifications of a broker or dealer to obtain the best execution of a particular transaction, all relevant factors and circumstances will be taken into account by the Investment Manager or Sub-Adviser, including consideration of the overall reasonableness of commissions paid to a broker, the firm's general execution and operational capabilities, and its reliability and financial condition. The Fund does not anticipate that it will incur a significant amount of brokerage commissions on transactions in fixed income securities because fixed income securities are generally traded on a "net" basis-that is, in principal amount without the addition or deduction of a stated brokerage commission, although the net price usually includes a profit to the dealer. The Fund also may purchase portfolio securities in underwritings where the price includes a fixed underwriter's concession or discount. Money market instruments may be purchased directly from the issuer at no commission or discount.

     Portfolio transactions that require a broker may be directed to brokers who furnish investment information or research services to the Investment Manager or Sub-Adviser. Such investment information and research services include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts. Such investment information and research services may be furnished by brokers in many ways, including: (1) on-line data base systems, the equipment for which is provided by the broker, that enable the Investment Manager or Sub-Adviser to have real-time access to market information, including quotations; (2) economic research services, such as publications, chart services and advice from economists concerning macroeconomic information; and (3) analytical investment information concerning particular corporations. If a transaction is directed to a broker supplying such information or services, the commission paid for such transaction may be in excess of the commission another broker would have charged for effecting that transaction, provided that the Investment Manager or Sub-Adviser shall have determined in good faith that the commission is reasonable in relation to the value of the investment information or the research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Manager or Sub-Adviser with respect to all accounts as to which it exercises investment discretion. The Investment Manager or Sub-Adviser may use all, none, or some of such information and services in providing investment advisory services to each of the mutual funds under its management, including the Fund.

     In addition, brokerage transactions may be placed with broker/dealers who sell variable contracts offered by Security Benefit Life Insurance Company or shares of the mutual funds managed by the Investment Manager and who may or may not also provide investment information and research services. The Investment Manager may, consistent with the NASD Rules of Fair Practice, consider sales of Fund shares in the selection of a broker/dealer.

     Securities held by the Fund may also be held by other investment advisory clients of the Investment Manager or Sub-Adviser, including other investment companies. When selecting securities for purchase or sale for a Fund, the Investment Manager or Sub-Adviser may at the same time be purchasing or selling the same securities for one or more of such other accounts. Subject to the Investment Manager's or Sub-Adviser's obligation to seek best execution, such purchases or sales may be executed simultaneously or "bunched." It is the policy of the Investment Manager and Sub-Adviser not to favor one account over the other. Any purchase or sale orders executed simultaneously are allocated at the average price and as nearly as practicable on a pro rata basis (transaction costs will also generally be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold by each account. In those instances where it is not practical to allocate purchase or sale orders on a pro rata basis, then the allocation will be made on a rotating or other equitable basis. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Fund's transaction, it is believed that the procedure generally contributes to better overall execution of the Fund's portfolio transactions. The Board of Directors has adopted guidelines governing this procedure and will monitor the procedure to determine that the guidelines are being followed and that the procedure continues to be in the best interest of the Fund and its stockholders. With respect to the allocation of initial public offerings ("IPOs"), the Investment Manager or Sub-Adviser may determine not to purchase such offerings for certain of its clients (including investment company clients) due to the limited number of shares typically available in an IPO. No brokerage commissions were paid by the Fund to an affiliated broker for the year ended December 31, 1996.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The Fund is not aware of any Beneficial Owner which beneficially owns in excess of 5% of the outstanding common stock of the Fund. No director or executive officer of the Fund beneficially owned any shares of common stock of the Fund as of March 31, 1997.

                              STOCKHOLDER PROPOSALS

     Unless otherwise required under the Investment Company Act of 1940, ordinarily it will not be necessary for the Fund to hold annual meetings of stockholders. Stockholder proposals must be received at least 120 days prior to the next meeting of stockholders, whenever held.

                                  OTHER MATTERS

     The audited financial statements of the Fund are found in the Annual Report for the fiscal year ended December 31, 1996, which was mailed to Beneficial Owners on or about March 7, 1997.

     The Board of Directors of the Fund is not aware of any other matters to come before the special Meeting of stockholders or any adjournments thereof other than those specified herein. If any other matters should come before the Meeting, it is intended that SBL or its appointee will vote the proxy in accordance with its best judgment on such matters.

                                By order of the Board of Directors of SBL Fund,
                                                                     AMY J. LEE
                                                                      Secretary

                                    EXHIBIT A

                             SUB-ADVISORY AGREEMENT

THIS AGREEMENT is made as of this 1st day of August 1997, by and between SECURITY MANAGEMENT COMPANY, LLC, a Kansas limited liability company (the "Adviser"), and MERIDIAN INVESTMENT MANAGEMENT CORPORATION, a Colorado corporation (the "Sub-Adviser").

WITNESSETH:

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment adviser;

WHEREAS, the Adviser is the investment adviser for SBL Fund (the "Fund"), and provides investment advisory services to the Fund on the terms and conditions set forth in an investment advisory contract with the Fund;

WHEREAS, the Fund is registered as a diversified, open-end investment company under the Investment Company Act of 1940, as amended, (the "1940 Act"), and the rules and regulations promulgated thereunder;

WHEREAS, the Fund is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets;

WHEREAS, the Sub-Adviser currently provides certain research services to the Fund pursuant to a Quantitative Research Agreement between Security Management Company, LLC and Meridian Investment Management Corporation, dated May 1, 1995;

WHEREAS, the Adviser desires to retain the Sub-Adviser as the Adviser's agent to furnish certain advisory and research services to Series M of SBL Fund (the "Series"), on the terms and conditions hereinafter set forth;

WHEREAS, this agreement supersedes the Quantitative Research Agreement dated May 1, 1995; and

WHEREAS, the Sub-Adviser is registered under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment adviser.

NOW THEREFORE,  in  consideration  of the mutual  covenants herein contained and
other  good  and  valuable  consideration,   the  receipt  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

   1. APPOINTMENT. The Adviser hereby appoints Sub-Adviser to provide certain sub-advisory and quantitative research services to the Series for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

   2. INVESTMENT ADVICE AND RESEARCH SERVICES. The Sub-Adviser shall furnish the Series with investment research and advice consistent with the investment policies set forth in the Prospectus and Statement of Additional Information of the Fund, subject at all times to the policies and control of the Fund's Board of Directors and the supervision of the Adviser. In addition, the Sub-Adviser shall provide the Adviser with an asset allocation strategy, the objective of which is to maximize total return through a quantitative investment process. The strategy will indicate in which categories and percentages (in the Sub-Adviser's opinion) assets should be allocated among various investment categories in order to achieve this objective. The Sub-Adviser shall provide the Adviser with the underlying analytical research which supports the recommendations made with respect to each investment category. The Sub-Adviser may avail itself of any investment research or advice provided by the Adviser. The Sub-Adviser shall give the Series the benefit of its best judgment, efforts and facilities in rendering its services as Sub-Adviser.

   3. INVESTMENT ANALYSIS AND IMPLEMENTATION. In carrying out its obligation under paragraph 2 hereof, the Sub-Adviser shall:

       (a) determine which issuers and securities shall be represented in the Series' portfolio and regularly report thereon to the Fund's Board of Directors and the Adviser;

       (b) formulate and implement continuing programs for the purchase and sale of the securities of such issuers and regularly report thereon to the Fund's Board of Directors, the Adviser, and as required by Item 5A of Form N-1A under the 1940 Act, the shareholders;

       (c) continuously review the Series' security holdings and the investment program and the investment policies of the Series; and

       (d) take, on behalf of the Series, all actions which appear necessary to carry into effect such purchase and sale programs, including the placement of orders for the purchase and sale of securities for the Series.

   4. BROKER-DEALER RELATIONSHIPS. The Adviser is responsible for decisions to buy and sell securities for the Series, broker/dealer selection, and negotiation of brokerage commission rates, provided, however, that the Adviser may delegate this responsibility to the Sub-Adviser. The Sub-Adviser's primary consideration in effecting a security transaction will be execution at the most favorable price. In selecting a broker/dealer to execute each particular transaction, the Sub-Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker/dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker/dealer to the investment performance of the Series on a continuing basis. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Series and to its other clients as to which it exercises investment discretion. The Sub-Adviser is further authorized to place and/or to effect orders with such brokers and dealers who may provide research or statistical material or other services to the Series or to the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Board of Directors of the Fund and the Adviser indicating the brokers to whom such allocations have been made and the basis therefor.

   5. CONTROL BY BOARD OF DIRECTORS. Any investment program undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Series pursuant hereto, shall at all times be subject to any directives of the Board of Directors of the Fund.

   6. COMPLIANCE WITH APPLICABLE REQUIREMENTS. In carrying out its obligations under this Agreement, the Sub-Adviser shall ensure that the Series complies with:

       (a) all applicable provisions of the 1940 Act;

       (b) the provisions of the Registration Statement of the Fund, as amended, under the Securities Act of 1933 and the 1940 Act;

       (c) all applicable statutes and regulations necessary to qualify the Series as a Regulated Investment Company under Subchapter M of the Internal Revenue Code (or any successor or similar provision), and shall notify the Adviser immediately upon having a reasonable basis for believing that the Series has ceased to so qualify or that it might not so qualify in the future;

       (d) the provisions of the Fund's Articles of Incorporation of the Fund, as amended;

       (e) the provisions of the Bylaws of the Fund, as amended;

       (f) any other applicable provisions of state and federal law; and

       (g) the diversification provisions of Section 817(h) of the Internal Revenue Code and the regulations issued thereunder relating to the diversification requirements for variable insurance contracts and any prospective amendments or other modifications to Section 817 or regulations thereunder, and shall notify the Adviser immediately upon having a reasonable basis for believing that the Series has ceased to comply.

   7. RECORDS. The Sub-Adviser hereby agrees to maintain all records relating to its activities and obligations under this Agreement which are required to be maintained by Rule 31a-1 under the 1940 Act and agrees to preserve such records for the periods prescribed by Rule 31a-2 under the Act. The Sub-Adviser further agrees that all such records are the property of the Fund and agrees to surrender promptly to the Fund any such records upon the Fund's request.

   8. EXPENSES. The expenses connected with the Fund shall be borne by the Sub-Adviser as follows:

       (a) The Sub-Adviser shall maintain, at its expense and without cost to the Adviser or the Series, a trading function in order to carry out its obligations under subparagraph (d) of paragraph 3 hereof to place orders for the purchase and sale of portfolio securities for the Series.

       (b) The Sub-Adviser shall pay any expenses associated with carrying out its obligation under subparagraph (b) of paragraph 3 hereof to prepare reports for the Fund's Board of Directors concerning issuers and securities represented in the Series' portfolio and the expenses of any travel by employees of the Sub-Adviser in connection with such reports to the Fund's Board of Directors.

       (c) The Sub-Adviser shall pay any expenses that it may incur in communicating with the Adviser in connection with its obligations under this Agreement, including the expenses of telephone calls, special mail services and telecopier charges.

   9. DELEGATION OF RESPONSIBILITIES. Upon request of the Adviser and with the approval of the Fund's Board of Directors, the Sub-Adviser may perform services on behalf of the Fund which are not required by this Agreement. Such services will be performed on behalf of the Fund, and the Sub-Adviser's cost in rendering such services may be billed monthly to the Adviser, subject to examination by the Adviser's independent accountants. Payment or assumption by the Sub-Adviser of any Fund expense that the Sub-Adviser is not required to pay or assume under this Agreement shall not relieve the Adviser or the Sub-Adviser of any of their obligations to the Fund or obligate the Sub-Adviser to pay or assume any similar Fund expense on any subsequent occasions.

  10. DELEGATION OF DUTIES. The Sub-Adviser may, at its discretion, delegate, assign or subcontract any of the duties, responsibilities and services governed by this agreement to a third party, whether or not by formal written agreement, provided that such arrangement with a third party has been approved by the Board of Directors of the Fund. The Sub-Adviser shall, however, retain ultimate responsibility to the Fund and shall implement such reasonable procedures as may be necessary for assuring that any duties, responsibilities or services so assigned, subcontracted or delegated are performed in conformity with the terms and conditions of this agreement.


  11. COMPENSATION. For the services to be rendered and the facilities furnished hereunder, the Adviser shall pay the Sub-Adviser an annual fee equal to a percentage of the average daily closing value of the net assets of the Series, computed on a daily basis as follows: .40% of the average daily net assets of the Fund up to $100 million, PLUS .35% of such assets over $100 million up to $200 million, PLUS .30% of such assets over $200 million up to $400 million, PLUS .25% of such assets over $400 million. Such fee shall be payable monthly.


       If this Agreement shall be effective for only a portion of a year, then the Sub-Adviser's compensation for said year shall be prorated for such portion. For purposes of this paragraph 11, the value of the net assets of the Series shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the  determination  of the net  asset  value  of the  Series'  shares  as described in the Fund's prospectus and statement of additional information. Payment of the Sub-Adviser's compensation for the preceding month shall be made as promptly as possible after the end of each month.

  12. NON-EXCLUSIVITY. The services of the Sub-Adviser to the Adviser are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby.

  13. TERM. This Agreement shall become effective at the close of business on the date first shown above. It shall remain in force and effect, subject to paragraph 14 hereof for one year from the date hereof.

  14. RENEWAL. Following the expiration of its initial year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

       (a) by the Fund's Board of Directors or (ii) by the vote of a majority of the Series' outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and

       (b) by the affirmative vote of a majority of the directors who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a director of the Fund), by votes cast in person at a meeting specifically called for such purpose.

  15. TERMINATION. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors or by vote of a majority of the Series' outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Adviser or by the Sub-Adviser on sixty (60) days' written notice to the other party. This Agreement shall automatically terminate in the event of its "assignment" as that term is defined in Section 2(a)(4) of the 1940 Act. This Agreement shall automatically terminate in the event that the investment advisory contract between the Adviser and the Fund is terminated, assigned or not renewed.

  16. LIABILITY OF THE SUB-ADVISER. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser or its officers, directors or employees, or reckless disregard by the Sub-Adviser of its duties under this Agreement, the Sub-Adviser shall not be liable to the Adviser, the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, provided the Sub-Adviser has acted in good faith.

  17. INDEMNIFICATION. The Adviser and the Sub-Adviser each agree to indemnify the other against any claim against, loss, or liability to, such other party (including reasonable attorney's fees) arising out of any action on the part of the indemnifying party which constitutes willful misfeasance, bad faith or gross negligence.

  18. OTHER AGREEMENTS. This Agreement supersedes the Quantitative Research Agreement dated May 1, 1995, between the Adviser and Sub-Adviser. The Quantitative Research Agreement will automatically terminate upon the effective date of this Agreement.

  19. NOTICES. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage-paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Sub-Adviser for this purpose shall be 12835 Arapahoe Road, Tower II, 7th Floor, Englewood, Colorado 80112, and the address of the Adviser for this purpose shall be 700 Harrison Street, Topeka, Kansas 66636-0001.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

                                            SECURITY MANAGEMENT COMPANY, LLC


                                            By: --------------------------------
                                                Senior Vice President

ATTEST:
-----------------------------------------
Title:   Secretary
         Security Management Company, LLC

                                                MERIDIAN INVESTMENT
                                                MANAGEMENT CORPORATION


                                            By: --------------------------------

ATTEST:

-----------------------------------------
Title:

[SBG LOGO]
The Security Benefit Group of Companies
700 SW Harrison St.
Topeka, Kansas 66636-0001


     PROXY SERVICES
     P.O. BOX 9148
     FARMINGDALE, NY 11735


                              SERIES M OF SBL FUND
                         Special Meeting of Stockholders
                                 August 1, 1997


               This  proxy is  solicited  on behalf of the Fund's
               Board of Directors.


               The undersigned hereby appoints John D. Cleland, Donald A. Chubb, Jr., and Donald L. Hardesty, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated special meeting, and at all adjournments thereof, all shares of Series M of SBL Fund beneficially owned by the undersigned at the Special Meeting of Stockholders of the Fund to be held at 9:30 AM, local time, on August 1, 1997, at the Security Benefit Group Building, 700 SW Harrison Street, Topeka, Kansas 66636-0001, and at any adjournment thereof, in the manner directed below with respect to the matter referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the proxies' discretion, upon such other matters as may
               properly   come   before   the   meeting   or  any
               adjournment thereof.

               In order to avoid the additional expense of further solicitation to your Fund, we strongly urge you to review, complete, and return your ballot as soon as possible. Your vote is important regardless of the number of shares you own. The Board of Directors recommends a vote for the following proposal. These voting instructions will be voted as specified. If no specification is made, this proxy will be voted in favor of Proposal 1.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                          SBLSEM              KEEP THIS PORTION FOR YOUR RECORDS
-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
SERIES M OF SBL FUND


NOTE:  Please sign exactly as the name appears on this card.
EACH joint owner must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please five the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS
PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Vote On Proposal
                                                          FOR  AGAINST  ABSTAIN
1.  To approve a Sub-Advisory Contract between the
    Fund's investment manager, Security Management
    Company, LLC, and Meridian Investment Management
    Corporation.                                          [  ]   [  ]    [  ]


         ____________________________________  _______________
         Signature (PLEASE SIGN WITHIN BOX)         DATE


         ____________________________________  _______________
         Signature (Joint Owners)                   DATE

--------------------------------------------------------------------------------